SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 16, 2006
SOMERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27843 (Commission File Number)	77-0521878 (I.R.S. Employer Identification No.)

301 S. Northpoint Drive, Coppell, Texas (Address of principal executive offices)	75019 (Zip Code)
Registrant’s telephone number, including area code: (972) 304 — 5660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the registrant’s press release, dated February 16, 2006, regarding the final financial results for the registrant’s fiscal year ended December 31, 2005.
     On February 16, 2006, the registrant hosted a conference call to discuss the final financial results for the registrant’s fiscal year ended December 31, 2005. A telephonic replay of the call is available until March 15, 2006 at 800-405-2236 for domestic callers or 303-590-3000 for international callers, passcode 11053978.
     The information in this Item 2.02 and the accompanying exhibit to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing..
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 16, 2006.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERA COMMUNICATIONS, INC.
By:	/s/ David W. Heard
David W. Heard
President and Chief Executive Officer

Date: February 22, 2006

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 16, 2006.